UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)  September 10, 2004
                                                        ------------------------

                           VON HOFFMANN HOLDINGS INC.
                           VON HOFFMANN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           333-90992                             22-1661746
           333-90992                             43-0633003
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   (Commission File Number)           (IRS Employer Identification No.)


             1000 CAMERA AVENUE
             ST. LOUIS, MISSOURI                          63126
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (314) 966-0909
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On September 10, 2004, Von Hoffmann Holdings Inc. ("VHHI") and Von Hoffmann Corporation ("VHC") issued a press release announcing the extension of the tender offers and consent solicitations launched by each of VHHI and VHC on August 19, 2004. The press release is filed herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Not applicable
      (b)      Not applicable
      (c)      Exhibits
               99.1     Press Release dated September 10, 2004.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2004




                                         VON HOFFMANN HOLDINGS INC.




                                         By:   /s/ Gary C. Wetzel
                                               ---------------------------------
                                               Name:  Gary C. Wetzel
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2004




                                         VON HOFFMANN CORPORATION




                                         By:    /s/ Gary C. Wetzel
                                               ---------------------------------
                                               Name:  Gary C. Wetzel
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

           Exhibit No.                 Exhibit
           -----------                 -------

             99.1            Press Release dated September 10, 2004.